UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004

PEOPLESOFT, INC.

(Exact name of registrant as specified in its charter)

0-20710
(Commission file number)

Delaware	68-0137069
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification Number)

4460 Hacienda Drive, Pleasanton, CA	94588-8618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2004, PeopleSoft, Inc. issued a press release announcing it has filed its Third Quarter 2004 Quarterly Report and announcing an increase to the GAAP net income it previously announced on October 21, 2004. A copy of the press release is attached as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1 – Press release issued by PeopleSoft, Inc. dated November 9, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLESOFT, INC.
Dated: November 9, 2004	By:	/s/ KEVIN T. PARKER
Kevin T. Parker
Co-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by PeopleSoft, Inc. dated November 9, 2004